SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 10, 2006

                                Neurologix, Inc.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-13347               06-1582875
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission          I.R.S. Employer
incorporation or organization)          File Number)       Identification No.)

     ONE BRIDGE PLAZA, FORT LEE, NEW JERSEY                     07024
-------------------------------------------------------- ---------------------
    (Address of principal executive offices)                  (Zip Code)

                                 (201) 592-6451
         -------------------------------------------------------------
                        (Registrant's telephone number,
                              including area code)

                                      None
         -------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

         On May 11, 2006, Neurologix, Inc. (the "Company") issued and sold 345,000 shares of a newly created series of preferred stock, par value $0.10 per share (the "Series C Stock"), and warrants (the "Warrants") to purchase approximately 2,230,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), to certain investors led by General Electric Pension Trust ("GE") and the DaimlerChrysler Corporation Master Retirement Trust ("Chrysler" and collectively, the "Investors"), pursuant to a Stock and Warrant Subscription Agreement, dated as of May 10, 2006 (the "Subscription Agreement") and a warrant certificate.

         The following is a brief summary of the transaction. This summary is qualified in its entirety by reference to the full text of the Subscription Agreement and the form of warrant certificate, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Subscription Agreement
----------------------

         Pursuant to the Subscription Agreement, the Company issued and sold to the Investors 345,000 shares of Series C Stock for a price of $35.00 per share or an aggregate price of $12,000,000. Each share of Series C Stock is convertible into 19.66 shares of Common Stock. In addition, the Company issued to the Investors Warrants to purchase approximately 2,230,000 shares of Common Stock (see "Warrant" below). A description of the terms of the Series C Stock is provided in Item 5.03 below.

         The Subscription Agreement provides that the Investors may transfer Series C Stock only in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and that shares of Series C Stock shall bear an appropriate legend regarding the restriction on transferability.

         The Subscription Agreement provides the Investors with a right of first refusal with respect to private sales of securities by the Company and certain of the Company's principal stockholders. Additionally, the Investors have tag along rights with respect to private sales of securities by such principal stockholders.

         The Subscription Agreement also provides for registration rights with respect to the shares of Common Stock underlying the Series C Stock and Warrants. Until the Company is eligible to file a shelf registration statement on Form S-3, Investors holding at least 40% of the outstanding Registrable Securities may at any time request that the Company effect a registration statement on Form S-1 (or Form SB-1) for any offering of at least $1,000,000. The Company will not be required to effect more than three S-1 registrations, provided that the Company may be required to effect one additional S-1 registration if, upon recommendation of the underwriters, any Investor is unable to include twenty five percent (25%) or more of the shares it requested to be registered.

         Once the Company becomes S-3 eligible, the Investors may request an unlimited number of registrations on Form S-3, provided that the aggregate value of securities being registered is at least $500,000.

         Upon request, the Company must keep any S-1 or S-3 registration statement, as the case may be, effective for up to two years.

         The Subscription Agreement also provides for piggyback registration rights with respect to the Registrable Securities.

         Each of GE and Chrysler will have observation rights on the Company's Board of Directors as long as they continue to own 50% of the shares originally purchased.

Warrant
-------

         As described above, pursuant to the Subscription Agreement, the Company has issued the Investors Warrants to purchase an aggregate of approximately 2,230,000 shares of Common Stock, pursuant to the form of warrant substantially in the form attached hereto as Exhibit 10.2. The per share exercise price of the Warrants is $2.05, subject to customary adjustment. The Warrants are subject to anti-dilution protection if at any time the Company issues Common Stock at a price less than $1.55 per share. The Warrants expire in seven years.

Item 3.02         Unregistered Sales of Equity Securities

         As disclosed under Item 1.01 hereof, on May 11, 2006 the Company sold 345,000 shares of Series C Stock and Warrants to purchase approximately 2,230,000 shares of Common Stock pursuant to the Subscription Agreement. The aggregate consideration received by the Company in connection with this transaction was $12,000,000. No underwriting discounts or commissions were paid by the Company in connection with the transaction. The transaction was exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and Section 506 of Regulation D promulgated thereunder. The Company relied, as applicable, upon the representations made by the Investors of such securities in determining that such exemptions were available.

         The description of the Warrants set forth in Item 1.01 above is incorporated by reference herein.

Item 5.03 Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year

         On May 10, 2006, the Company filed with the Delaware Secretary of State a Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Neurologix, Inc. setting forth the terms of the Series C Stock.

         The Series C Stock will accrue cumulative dividends in the form of additional shares of Series C Stock at a rate of 9% per annum. Dividends will be paid in quarterly installments.

         Each share of Series C Stock will be convertible into 19.66 shares of Common Stock, subject to customary adjustment for dividends, stock splits and corporate transactions. The Series C Stock will automatically be converted into shares of Common Stock upon the first public offering of Company securities that results in gross proceeds of at least $50,000,000 or upon the written consent of holders of at least 70% of the outstanding shares of Series C Stock.

         Each share of Series C Stock will be entitled to a number of votes per share equal to the number of shares of underlying Common Stock. As long as the Series C Stock comprises at least 5% of the Company's outstanding securities, the Company may not create any new class of stock that is senior to the Series C Stock without the consent of the holders of at least 70% of the Series C Stock.

         Upon a liquidation event (such as a liquidation, merger or sale of substantially all of the Company's assets), the Series C Stock will have a liquidation preference that is equal to that of the Company's Series A Stock and the Series B Stock. In the event of a voluntary liquidation, the holders of Series C Stock will be entitled to receive a per share amount equal to the greater of: (i) $35 plus unpaid dividends or (ii) the amount payable upon conversion to Common Stock.

         The Series C Stock will be adjusted if the Company issues common stock (or convertible securities) at price per share that is less than $1.55. There is no termination date for this anti-dilution protection. The Series C Stock is also subject to customary adjustment for stock splits and reverse splits, and corporate transaction such as mergers and reorganizations.

         The Company may not redeem the Series C Stock at any time.

Item 7.01         Regulation FD Disclosure.

         On May 11, 2006, the Registrant issued a press release announcing that, on that date, it consummated the transactions described in Item 1.01 hereto. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

See Exhibit Index below.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NEUROLOGIX, INC.

Date: May 11, 2006                            By: /s/  Marc L. Panoff
                                                  ------------------------------
                                                  Name:  Marc L. Panoff
                                                  Title: Chief Financial Officer

                                 EXHIBIT INDEX

Number           Title

3.1 Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of Neurologix, Inc.

10.1 Subscription Agreement, dated as of May 10, 2006, by and between Neurologix, Inc., General Electric Pension Trust, the DaimlerChrysler Corporation Master Retirement Trust, ProMed Partners, LP, ProMed Partners II, LP, ProMed Offshore Fund Ltd., ProMed Offshore Fund II, Ltd., Paul Scharfer and David
                 B. Musket.

10.2             Form of Warrant Certificate

99.1             Press Release, dated May 11, 2006